U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                      August 15, 2017

OPPORTUNITY ACQUIS CORP.
(Exact name of Company as specified in its charter)

Delaware	000-55651	47-5180981
[State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

903 Clydesdale Drive, Bear, DE		19701
(Address of principal executive offices)		(Zip Code)

(302) 357-9893
(Company's telephone number)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions (see General Instruction A.2):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 4 - Matters Related to Accountants and Financial Statements

Item 4.01.               Changes in Company's Certifying Accountant.

On March 24, 2016, Opportunity Acquis Corp. (the “Company”) engaged KLJ & Associates, LLP (“KLJ”), of Edna, Minnesota, to serve as the Company’s independent registered public accountant. KLJ audited the financial statements of the Company for the period September 17, 2015 (Inception) through April 30, 2016 and for the fiscal year ended April 30, 2017. KLJ resigned effective August 15, 2017.

On August 16, 2017 the Company engaged M&K CPAS, PLLC, of 4100 North Sam Houston Pkwy W., Houston, Texas 77086, as its principal accountants and auditors for fiscal year ending April 30, 2018 and on a continuing basis thereafter, and the Company’s Board of Directors approved such engagement.

For the period September 17, 2015 (Inception) through April 30, 2016 and for the fiscal year ended April 30, 2017:

(i) the former accountant's reports on the Company's financial statements for the above referenced periods contained no adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to uncertainty, audit scope, or accounting principles;

(ii) there were no disagreements between the Company and the former accountant on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure;

(iii) the former accountants did not advise the Company that:

(a) internal controls necessary for the Company to develop reliable financial statements did not exist;

(b) information had come to the former accountant's attention that led it to no longer be able to rely on management's representation or that made it unwilling to be associated with the financial statements prepared by management;

(c) the former accountant needed to expand significantly the scope of its audit, or that information had come to the former accountant's attention that, if further investigated might have materially impacted the fairness or reliability of a previously issued audit report or the underlying financial statements, or the financial statements issued or to be issued covering the fiscal period subsequent to the date of the most recent audited financial statements, and the issue was not resolved to the former accountant's satisfaction prior to its dismissal;

(d) however, the former accountants did advise the Company that the former accountants raise the concern for the Company to continue as a going concern since it has no revenues and limited working capital.

(iv) the Company authorizes the former accountant to respond fully to inquiries of the successor accountant with respect to any audit issue of which the successor accountant desires to inquire.

During and with respect to the Company's the fiscal year ended April 30, 2017 and for the period September 17, 2015 (Inception) through April 30, 2016, the Company had not consulted the newly engaged accountant regarding either:

(a) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and no written report or oral advice was provided that the new accountant concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

(b) any matter that was either the subject of a disagreement with the former accountant or a reportable event.

Representatives of M&K CPAS, PLLC are not expected to be present at any annual meeting of stockholders.

Section 9 - Financial Statements and Exhibits

Item 9.01                Financial Statements and Exhibits.

Exhibit 4.01         Letter re change in certifying accountant is attached as Exhibit 4.01.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

(Company)

OPPORTUNITY ACQUIS CORP.

By:    /s/ Robert A. Lerman

Robert A. Lerman, President

Date:      August 17, 2017